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EXHIBIT 23.1.8

                         CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated September 1, 1998, with respect to the financial statements of Sibson Canada, Inc., included in the Registration Statement (Form S-1) and related Prospectus of Nextera Enterprises, Inc., for the registration of shares of its Class A common stock.




                                                       /s/ GRANT THORNTON


Toronto, Ontario
September 17, 1998